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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 13, 2000

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

  MARYLAND                           1-12844                     58-1468053
(State or Other                  (Commission File             (I.R.S. Employer
Jurisdiction of                      Number)                    Identification
Incorporation)                                                     Number)

              359 EAST PACES FERRY ROAD
              SUITE 400
              ATLANTA, GEORGIA                                30305
     (Address of Principal Executive Offices)               (Zip Code)


                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)


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ITEM 5. OTHER EVENTS.

             JDN Realty Corporation (the "Company") is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission a press release issued by the Company on April 13, 2000. A copy of the related press release is included as an exhibit to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

             (C) EXHIBITS.


Exhibit No.                 Description
-----------                 -----------

      99.1       Press Release: J. DONALD NICHOLS RESIGNS FROM REMAINING
                 POSITIONS



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         JDN REALTY CORPORATION




                                         By: /s/ John D. Harris, Jr.
                                            -----------------------------------
                                            John D. Harris, Jr.
                                            Controller


Date:  April 13, 2000


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                                INDEX TO EXHIBITS


Exhibit No.                    Description
-----------                    -----------

      99.1          Press Release: J. DONALD NICHOLS RESIGNS FROM REMAINING
                    POSITIONS
